Supplement dated August 23, 2016
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Adaptive Alternatives Fund (the Fund)	10/1/2015
Effective on or about October 1, 2016 (the Effective Date), the Fund’s name will change to Columbia Alternative Beta Fund. Accordingly, on the Effective Date, all references in the Prospectus to Columbia Adaptive Alternatives Fund are deleted and replaced with Columbia Alternative Beta Fund. In addition, the following changes are hereby made in the Fund’s Prospectus:
As of the Effective Date, the information under the caption “Fees and Expenses of the Fund" in the “Summary of the Fund" section is hereby superseded and replaced with the following:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 50 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes I, R, R4, R5, W, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R	Class R4	Class R5	Class W	Class Y	Class Z
Management fees(c)	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(d)	0.44%	0.44%	0.17%	0.44%	0.44%	0.22%	0.44%	0.17%	0.44%
Total annual Fund operating expenses	1.65%	2.40%	1.13%	1.90%	1.40%	1.18%	1.65%	1.13%	1.40%
Less: Fee waivers and/or expense reimbursements(e)	(0.27%)	(0.27%)	(0.21%)	(0.27%)	(0.27%)	(0.21%)	(0.27%)	(0.21%)	(0.27%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.38%	2.13%	0.92%	1.63%	1.13%	0.97%	1.38%	0.92%	1.13%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Management fees have been restated to reflect current management fee rates.
(d)	Other expenses for Class A, Class C, Class R, Class R4, Class R5, Class W and Class Z shares have been restated to reflect current transfer agency fees paid by the Fund.
(e)	Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) until September 30, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Under this arrangement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.38% for Class A, 2.13% for Class C, 0.96% for Class I, 1.63% for Class R, 1.13% for Class R4, 1.01% for Class R5, 1.38% for Class W, 0.96% for Class Y and 1.13% for Class Z (the cap commitments). Reflected in the cap commitments is the Investment Manager’s contractual agreement to waive 0.21% of its management fee, with this waiver agreement in effect through September 30, 2019, unless sooner terminated at the sole discretion of the Board.
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are reflected in the 1 year example and the September 2019 arrangement is reflected in the first 3 years of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$707	$999	$1,356	$2,360
Class C (assuming redemption of all shares at the end of the period)	$316	$679	$1,215	$2,681
Class C (assuming no redemption of shares)	$216	$679	$1,215	$2,681
Class I (whether or not shares are redeemed)	$ 94	$293	$ 558	$1,315
Class R (whether or not shares are redeemed)	$166	$527	$ 959	$2,163
Class R4 (whether or not shares are redeemed)	$115	$372	$ 697	$1,617
Class R5 (whether or not shares are redeemed)	$ 99	$309	$ 585	$1,372
Class W (whether or not shares are redeemed)	$140	$450	$ 829	$1,893
Class Y (whether or not shares are redeemed)	$ 94	$293	$ 558	$1,315
Class Z (whether or not shares are redeemed)	$115	$372	$ 697	$1,617
The rest of the section remains the same.
As of the Effective Date, the information under the caption "Principal Investment Strategies" in the "Summary of the Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund employs alternative investment strategies that seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia) present within the equity, fixed income, interest rate, commodities and currency markets (the Alternative Beta Strategies). In general, beta is a measure of price volatility resulting from general market movements. Alternative Beta Strategies may include carry, curve, low beta, momentum, value, and volatility premium strategies (described below), which may be pursued through investment in a portfolio of long/short securities positions, derivatives, and other instruments and assets. The Fund seeks absolute (positive) returns over a complete market cycle (which, for stocks and bonds can be measured from market peak to peak or from market trough to trough). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than more traditional investment strategies.
The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines the Fund’s desired exposures (where it believes it can capture risk premia) using the particular Alternative Beta Strategies and other strategies, instruments and assets to be employed in seeking to capture such risk premia (attractive returns relative to expected risk).
The Alternative Beta Strategies that may be used by the Investment Manager within the Fund include the following, among others:
Carry Premium Strategies own investments with higher yields while short selling those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek long exposure by buying high-yielding assets and short exposure by selling low-yielding assets.
Curve Premium Strategies favor investments that would position the Fund’s fixed income exposure to profit from an expected change in the shape of the yield curve, based on economic, market or other data.
Low Beta Premium Strategies own investments with lower forecasted betas while short selling investments with higher forecasted betas, seeking to capture the tendency for lower beta investments to outperform higher beta investments over time.
Momentum Premium Strategies favor investments that have performed relatively well over those that have underperformed, seeking to capture the tendency that an asset’s recent relative performance will continue. Examples of momentum strategies include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.

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Value Premium Strategies favor investments that appear cheap (or under-valued) over those that appear expensive based on fundamental measures related to price (e.g., price-to-earnings and price-to-book ratios for selecting equities), seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets.
Volatility Premium Strategies seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or the market participants’ willingness to pay for protection against losses when volatility suddenly increases.
The Alternative Beta Strategies seek to capitalize upon market inefficiencies and market behavioral biases present in markets by employing a systematic, rules-based approach. As an example of a strategy designed to exploit a structural market inefficiency, the Fund may take a long position in a broad basket of foreign currencies (through derivatives, such as forward foreign currency contracts) that the Investment Manager believes are attractively valued and take a short position in a broad basket of foreign currencies that the Investment Manager believes are unattractively valued, in order to generate returns from the relative return difference generally expected in the foreign currency markets over time between undervalued and overvalued foreign currencies (a Value Premium strategy). As an example of a behavioral bias strategy, the Fund may employ a strategy that buys stocks with strong positive price momentum and shorts stocks with strong negative price momentum, in order to capture the tendency that an asset’s recent relative performance will continue, based on the bias of investors to tend to purchase stocks that have recently performed well, thereby helping to contribute to continued positive price movement, and sell stocks that have recently performed poorly, thereby helping to contribute to continued negative price movement (a Momentum Premium strategy).
The Fund is actively managed and does not seek to maintain a particular exposure to any Alternative Beta Strategy. The Alternative Beta Strategies may expose the Fund to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign markets. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument.
The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards, futures, options, structured investments, and swaps. The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.
The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Investment Manager anticipates that the Fund’s net notional investment exposure will be approximately 250 - 900% of the net assets of the Fund in the market environment that the Investment Manager expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Investment Manager otherwise believes conditions so warrant.
The Fund may invest directly in derivatives, or indirectly in derivatives by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest primarily in commodity futures, but they may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth-, value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash

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equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments. There is no limitation on the credit rating, maturities or duration of the instruments to which the Fund may have investment exposure.
From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.
The Fund may purchase securities in private placements, repurchase agreements, and exchange-traded funds (ETFs).
The Fund may take both long and short positions in all of its investments. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure.
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
As of the Effective Date, the information under the caption "Principal Risks" in the "Summary of the Fund" section is hereby revised to delete reference to Activist Strategies Risk, Allocation Risk, Arbitrage Strategies Risk, Derivatives Risk/Warrants Risk, Distressed Securities Risk, Event-Driven Trading Risk, Event-Linked Instruments Risk, Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk, Investing in Other Funds Risk, Macro Strategy Risk, Multi-Strategy Risk and Special Situations Risk. In addition, the below risks (1) supersede and replace the lead in paragraph, Alternative Strategies Investment Risk, Commodity-related Investment Risk and Tax Risk; and (2) add Exchange-Traded Fund (ETF) Risk, Exchange-Traded Notes Risk, Loan Assignment/Loan Participation Risk and Volatility Risk as Principal Risks of the Fund:
An investment in the Fund involves risks, including those associated with the Fund’s investment in the Subsidiaries, as described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. (References in this section to “the Fund” also include the Subsidiaries, which share the same risks as the Fund.)
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), including for example, alternative beta strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. The Fund's investments in commodities or commodity-related investments can be limited by the Fund's intention to qualify as a regulated investment company and can limit the Fund's ability to so qualify.
Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of

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the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Tax Risk. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements regarding the source of its income. It is possible that instruments in which the Fund is permitted to invest will not give rise to qualifying income. If the Fund were to fail to limit its income from such investments appropriately, absent a cure the Fund would be unable to qualify for treatment as a regulated investment company. The tax treatment of certain investments and of the income and gain therefrom under the qualifying income test applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the IRS) regarding such investments or the income and gain from such investments might affect the Fund’s ability to qualify for treatment as a regulated investment company, including on a retroactive basis.
If the Fund were to fail to qualify as a regulated investment company, or if it were ineligible to or otherwise could not cure such failure, the Fund would be ineligible for the favorable tax treatment afforded to regulated investment companies for one or more years, which would adversely affect the value of the Fund. Please refer to “Distributions and Taxes” in this prospectus or to “Taxation” in the SAI for additional information about the U.S. federal income tax treatment of the Fund.
The Fund intends to invest a portion of its assets in a Subsidiary (as defined above). It is expected that all of the Subsidiary's income will be “subpart F income,” which is generally treated as ordinary income for U.S. federal income tax purposes. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. Also, net losses realized by the Subsidiary cannot be carried forward to offset income of the Subsidiary in future years.
Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The rest of the section remains the same.
As of the Effective Date, the information under the caption "Performance Information" in the "Summary of the Fund" section is hereby superseded and replaced with the following:
The Fund has not had a full calendar year of operations as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Citi One-Month U.S. Treasury Bill Index and to the performance of the HFRX Global Hedge Fund Index.
When available, updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedle.com/us.
As of the Effective Date, the information under the caption "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund employs alternative investment strategies that seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia) present within the equity, fixed income, interest rate, commodities and currency markets (the Alternative Beta Strategies). In general, beta is a measure of price volatility resulting from general market movements. Alternative Beta Strategies may include carry, curve, low beta, momentum, value, and volatility premium strategies (described below), which may be pursued through investment in a portfolio of long/short securities positions, derivatives, and other instruments and assets. The Fund seeks absolute (positive) returns over a complete market cycle (which, for stocks and bonds can be measured from market peak to peak or from market trough to trough). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than more traditional investment strategies.
The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines the Fund’s desired exposures (where it believes it can capture risk premia) using the particular Alternative Beta Strategies and other strategies, instruments and assets to be employed in seeking to capture such risk premia (attractive returns relative to expected risk).

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The Investment Manager employs a variety of investment strategies, techniques and practices that, in the aggregate, are designed to seek absolute (positive) returns, while seeking to capitalize on market inefficiencies or mis-pricings. The Investment Manager seeks to identify investments that have the potential to exploit inefficiencies or mis-pricings within individual markets or across markets.
The Investment Manager identifies Alternative Beta Strategies, asset classes and other strategies for investment of the Fund’s assets based on a number of qualitative and quantitative factors, including an assessment of their expected relative return, risk, volatility and correlation with the performance of other asset classes, strategies and major market indexes. The Investment Manager also considers market, economic and other conditions, events or factors, and has the flexibility to adjust the Fund’s investments, at any time, to position the portfolio for anticipated conditions, events or factors.
The Alternative Beta Strategies that may be used by the Investment Manager within the Fund include the following, among others:
Carry Premium Strategies own investments with higher yields while short selling those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek long exposure by buying high-yielding assets and short exposure by selling low-yielding assets.
Curve Premium Strategies favor investments that would position the Fund’s fixed income exposure to profit from an expected change in the shape of the yield curve, based on economic, market or other data.
Low Beta Premium Strategies own investments with lower forecasted betas while short selling investments with higher forecasted betas, seeking to capture the tendency for lower beta investments to outperform higher beta investments over time.
Momentum Premium Strategies favor investments that have performed relatively well over those that have underperformed, seeking to capture the tendency that an asset’s recent relative performance will continue. Examples of momentum strategies include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Value Premium Strategies favor investments that appear cheap (or under-valued) over those that appear expensive based on fundamental measures related to price (e.g., price-to-earnings and price-to-book ratios for selecting equities), seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets.
Volatility Premium Strategies seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or the market participants’ willingness to pay for protection against losses when volatility suddenly increases.
The Alternative Beta Strategies seek to capitalize upon market inefficiencies and market behavioral biases present in markets by employing a systematic, rules-based approach. As an example of a strategy designed to exploit a structural market inefficiency, the Fund may take a long position in a broad basket of foreign currencies (through derivatives, such as forward foreign currency contracts) that the Investment Manager believes are attractively valued and take a short position in a broad basket of foreign currencies that the Investment Manager believes are unattractively valued, in order to generate returns from the relative return difference generally expected in the foreign currency markets over time between undervalued and overvalued foreign currencies (a Value Premium strategy). As an example of a behavioral bias strategy, the Fund may employ a strategy that buys stocks with strong positive price momentum and shorts stocks with strong negative price momentum, in order to capture the tendency that an asset’s recent relative performance will continue, based on the bias of investors to tend to purchase stocks that have recently performed well, thereby helping to contribute to continued positive price movement, and sell stocks that have recently performed poorly, thereby helping to contribute to continued negative price movement (a Momentum Premium strategy).
The Fund is actively managed and does not seek to maintain a particular exposure to any Alternative Beta Strategy. The Alternative Beta Strategies may expose the Fund to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign markets. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument.
The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards (such as forward foreign currency contracts and forward interest rate agreements), futures (such as commodity-linked, currency, equity, fixed income/debt (including interest rate) and index futures), options (including writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts), structured investments (such as commodity-linked structured notes, collateralized debt obligations and equity-linked notes), and swaps (such as total return, commodity-linked, credit default and interest rate swaps, contracts for difference and swaps on commodity and index futures). The Fund will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.

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The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Investment Manager anticipates that the Fund’s net notional investment exposure will be approximately 250 - 900% of the net assets of the Fund in the market environment that the Investment Manager expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Investment Manager otherwise believes conditions so warrant.
The Fund may invest directly in derivatives, or indirectly in derivatives by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries) that are subject to the same fundamental investment restrictions, compliance policies and procedures as the Fund, but which are not expected to offer or sell their shares to investors other than the Fund. Generally, Subsidiaries will invest primarily in commodity futures, but they may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth-, value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of, or relating or providing exposure to, governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments. There is no limitation on the credit rating, maturities or duration of the instruments to which the Fund may have investment exposure. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.
The Fund may purchase securities in private placements, repurchase agreements, and exchange-traded funds (ETFs).
The Fund may take both long and short positions in all of its investments. When the Fund takes a short position, it typically sells a security or other asset that it has borrowed in anticipation of a decline in the price of the asset. To close out a short position, the Fund buys back the same security or other asset in the market and returns it to the lender. If the price of the security or other asset falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure.
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
As of the Effective Date, the information under the caption "Principal Risks" in the "More Information About the Fund" section is hereby revised to delete reference to Activist Strategies Risk, Allocation Risk, Arbitrage Strategies Risk, Derivatives Risk/Warrants Risk, Distressed Securities Risk, Event-Driven Trading Risk, Event-Linked Instruments

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Risk, Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk, Investing in Other Funds Risk, Macro Strategy Risk, Multi-Strategy Risk and Special Situations Risk. In addition, the below risks (1) supersede and replace the lead in paragraph, Alternative Strategies Investment Risk, Commodity-related Investment Risk and Tax Risk; and (2) add Exchange-Traded Fund (ETF) Risk, Exchange-Traded Notes Risk, Loan Assignment/Loan Participation Risk and Volatility Risk as Principal Risks of the Fund:
An investment in the Fund involves risks, including those associated with the Fund’s investment in the Subsidiaries, as described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. (References in this section to “the Fund” also include the Subsidiaries, which share the same risks as the Fund.)
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), including for example, alternative beta strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. However, any such subsidiary is wholly owned and controlled by the Fund, making it unlikely that the subsidiary will take action contrary to the interests of the Fund and its shareholders. Further, any such subsidiaries will be subject to the laws of a foreign jurisdiction, and can be adversely affected by developments in that jurisdiction. The Fund's investments in commodities or commodity-related investments can be limited by the Fund's intention to qualify as a regulated investment company and can limit the Fund's ability to so qualify.
Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk, including that the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying benchmark or strategy remaining unchanged. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses. The value of an ETN may also be influenced by

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time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Tax Risk. To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund generally intends to gain exposure to certain asset classes through investments that give rise to qualifying income, by investing directly in instruments that the Fund believes give rise to qualifying income, or indirectly through its investment in one or more Subsidiaries, which, in turn, would invest in instruments providing exposure to such asset classes. The Fund intends to operate in such a manner that it will satisfy the 90% gross income requirement. In addition, the tax treatment of certain of the Fund’s investments and of the income and gain therefrom under the qualifying income test is uncertain, and an adverse determination or future guidance by the IRS (which determination or guidance may be retroactive) may affect whether the Fund has met the qualifying income test.
The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including that, at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets be invested in any issuer, or two or more issuers in which it owns a 20% voting stock interest (such as Subsidiaries) that are engaged in the same, similar or related trades or businesses (within the meaning of the diversification rules applicable to regulated investment companies).
If the Fund were to fail to appropriately limit its income from investments that do not give rise to qualifying income, the income or gain from certain of the Fund’s investments were to be recharacterized for purposes of the qualifying income test, or if the Fund were to fail to appropriately limit its investment in Subsidiaries, it is possible that the Fund would be unable to qualify as a regulated investment company and thus be ineligible (including retroactively) for the favorable tax treatment afforded to it as such for one or more years, which would adversely affect the value of the Fund.
The Fund intends to invest a portion of its assets in a Subsidiary (as defined above). It is expected that all of the Subsidiary's income will be “subpart F income,” which is generally treated as ordinary income for U.S. federal income tax purposes. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. Also, net losses realized by the Subsidiary cannot be carried forward to offset income of the Subsidiary in future years.
Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The rest of the section remains the same.
As of the Effective Date, the subsection captioned "Conflicts of Interest - The Blackstone Fund" in the "More Information About the Fund" section is hereby deleted.
As of the Effective Date, the information under the caption "Fee Waiver/Expense Reimbursement Arrangements" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through September 30, 2017, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Alternative Beta Fund
Class A	1.38%
Class C	2.13%
Class I	0.96%
Class R	1.63%
Class R4	1.13%
Class R5	1.01%

SUP259_05_004_(08/16)

Columbia Alternative Beta Fund
Class W	1.38%
Class Y	0.96%
Class Z	1.13%
Reflected in the cap commitments is the Investment Manager’s contractual agreement to waive 0.21% of its management fee, with this waiver agreement in effect through September 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board.
Under the September 2017 agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board.
Each of the September 2017 and September 2019 agreements may be modified or amended only with approval from all parties.
As of the Effective Date, the fourth and fifth paragraphs under the caption "Primary Service Providers - The Investment Manager" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. Prior to October 1, 2015, the Fund paid the Investment Manager an advisory fee under an investment management services agreement and a separate administrative fee under an administrative services agreement. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund, including all advisory and administrative services fees paid to the Investment Manager during the period, net of fee waivers, amounted to 1.21% of average daily net assets of the Fund. In August 2016, the Board approved a reduction in the management fee rates payable to the Investment Manager by the Fund. The new management fee, which became effective October 1, 2016, is equal to a percentage of the Fund’s average daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. A discussion regarding the basis for the Board’s approval of the renewal of the Fund's investment management services agreement and the combination of the Fund's investment management services agreement with the Fund's administrative services agreement into the Fund's management agreement, each with the Investment Manager, is available in the Fund’s semiannual report to shareholders for the fiscal period ended November 30, 2015.
The rest of the section remains the same.
As of the Effective Date, the tenth bulleted paragraph under the caption "Taxes" in the "Distributions and Taxes" section is hereby deleted.
Shareholders should retain this Supplement for future reference.

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